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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)     March 16, 2001
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                 31-4156620
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      (Commission File Number)              (IRS Employer Identification No.)


               600 Travis, Suite 5800, Houston, Texas    77002
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              (Address of Principal Executive Offices) (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

On March 16, 2001, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing a downward adjustment to the Company's earnings outlook for the first quarter of 2001.


Item 7. Financial Statements and Exhibits.

        Exhibits

        99.1 Company press release dated March 16, 2001 titled "Cooper Industries Updates Earnings Outlook"
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COOPER INDUSTRIES, INC.
                                                (Registrant)



Date: March 16, 2001                            /s/ Diane K. Schumacher
                                                ---------------------------
                                                Diane K. Schumacher
                                                Senior Vice President, General
                                                Counsel and Secretary
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                                  EXHIBIT INDEX


     Exhibit No.
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        99.1    Company press release dated March 16, 2001 titled "Cooper
                Industries Updates Earnings Outlook"